UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 9, 2013
The Hartford Financial Services Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-13958	13-3317783
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Hartford Plaza, Hartford, Connecticut		06155
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (860) 547-5000

Not Applicable
_____________________________________________
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation
In connection with the filing by The Hartford Financial Services Group, Inc. (the “Company”) of a new shelf registration statement on Form S-3 on August 9, 2013, providing for the issuance from time to time of senior debt securities, subordinated debt securities, junior subordinated debt securities, common stock, preferred stock, depositary shares, warrants, stock purchase contracts and stock purchase units of the Company, the Company and The Bank of New York Mellon Trust Company, N.A., formerly known as The Bank of New York Trust Company, N.A., as trustee (the “Trustee”), entered into the First Supplemental Indenture, dated as of August 9, 2013 (the “First Supplemental Indenture”), to the Senior Indenture, dated as of April 11, 2007 (the “Base Indenture,” and, together with the First Supplemental Indenture, the “Indenture”), between the Company and the Trustee. The information included or incorporated by reference in this Item is being provided in connection with future issuances of senior debt securities pursuant to the Indenture and such new shelf registration statement. The terms of the First Supplemental Indenture do not affect any outstanding securities issued under the Base Indenture. The terms of the First Supplemental Indenture eliminate for purposes of senior debt securities issued under the Indenture on or after the date of the First Supplemental Indenture the previously existing limitation on liens covenant included in the Base Indenture. In its place, the First Supplemental Indenture includes for purposes of such future issuances of senior debt securities (except as the following covenant may be modified or eliminated at such time of issuance) a limitation on liens covenant applicable to the Company and certain of its subsidiaries in respect of the voting stock (as defined therein) of Hartford Fire Insurance Company. The foregoing description of the First Supplemental Indenture is qualified in its entirety by reference to the full text of such document, which is incorporated by reference hereto as Exhibit 4.01.

Item 9.01 Financial Statements and Exhibits
(d)    Exhibits

Exhibit No.	Description
4.01
                First Supplemental Indenture, dated as of August 9, 2013, between The Hartford Financial Services Group, Inc. and The Bank of New York Mellon Trust Company, N.A., as Trustee (incorporated herein by reference to Exhibit 4.07 to the Company's Registration Statement on Form S-3, dated August 9, 2013).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Hartford Financial Services Group, Inc.

August 9, 2013	By:	/s/ Donald C. Hunt

Name: Donald C. Hunt
Title: Vice President and Associate General Counsel

EXHIBIT INDEX

Exhibit No.	Description
4.01
              First Supplemental Indenture, dated as of August 9, 2013, between The Hartford Financial Services Group, Inc. and The Bank of New York Mellon Trust Company, N.A., as Trustee (incorporated herein by reference to Exhibit 4.07 to the Company's Registration Statement on Form S-3, dated August 9, 2013).